Exhibit 99.2
1 Third Quarter 2022 Earnings Conference Call Third Quarter 2022 Earnings Conference Call November 2, 2022

2 Third Quarter 2022 Earnings Conference Call Forward - Looking Statements Statements made during this presentation that set forth expectations, predictions, projections or are about future events are based on facts and situations that are known to us as of November 2, 2022. We believe that our expectations and assumptions are reasonable. Actual results may differ materially, due to risks and uncertainties, such as those described on pages 13 - 24 of our Form 10 - K filed on February 25, 2022 and other subsequent filings by Matson with the SEC. Statements made during this presentation are not guarantees of future performance. We do not undertake any obligation to update our forward - looking statements.

3 Third Quarter 2022 Earnings Conference Call Opening Remarks • Matson’s differentiated ocean services performed well in 3Q22, but the Company achieved lower year - over - year consolidated operating income – Lower demand for expedited ocean services in the Transpacific tradelane compared to the high levels of freight demand during the pandemic in the year ago period • Ocean Transportation: – Our CLX, CLX+ and CCX services achieved lower year - over - year volumes which contributed to the decline in our consolidated operating income – Higher year - over - year volume in Alaska service; lower volumes in Hawaii and Guam services compared to year ago period • Logistics: – Strength across all business lines – Continued to see favorable supply and demand fundamentals in our core markets • Signed ~$1 billion in vessel construction agreements for three new LNG - ready Aloha Class vessels

4 Third Quarter 2022 Earnings Conference Call Views on Current Market Environment Transpacific tradelane • In 3Q22, saw lower demand for expedited ocean services in the Transpacific tradelane – With less demand and easing port congestion in Southern California, the Company ended its temporary CCX service in early September, about six weeks earlier than expected • Freight rates in a transitional decline from the pandemic highs experienced earlier this year • Currently, expect the next 2 quarters to be challenging in the Transpacific tradelane – Retailers’ inventories adjusting to current consumer demand levels – Ocean liners reducing vessel capacity to meet lower demand levels • For remainder of this year and into 1Q23, expect to experience lower YoY freight demand and a lower rate environment for our CLX and CLX+ services • Expect to continue to earn a significant rate premium to the SCFI due to our differentiated, reliable and fast ocean services – Brand enhanced during pandemic – Well - positioned for any market cycle with CLX as the fastest service and CLX+ as second fastest service in the tradelane

5 Third Quarter 2022 Earnings Conference Call Views on Current Market Environment (continued) Domestic tradelanes • Local economies continue to show economic growth – Hawaii: tourism outlook remains strong with international visitor traffic picking up; tight labor market with low unemployment rate – Alaska: increased energy - related exploration and production activity as a result of elevated oil prices; record permanent fund dividend in 4Q22 – Guam: expect continued improvement in tourism • But there are negative trends that create uncertainty in the economic recovery trajectory in each of the core markets – Weakening economic conditions in the U.S. and global economies could negatively affect consumer spending and tourism – Household discretionary income likely negatively affected by higher inflation, higher interest rates and lower personal income with end of pandemic - era stimulus Logistics • Continue to see a solid level of activity at Span Alaska • Transportation Brokerage – softer freight volumes due to higher customer inventory levels; softness in TL spot rate market • Trend in our Supply Chain business is consistent with the demand for our China service

6 Third Quarter 2022 Earnings Conference Call Hawaii Service Third Quarter 2022 Performance • Container volume decreased 7.1% YoY primarily due to lower retail - related demand – YoY decline impacted by pandemic spike in demand in 3Q21 – 3Q22 volume higher than volume achieved in 3Q19 • During 3Q22, domestic tourist arrivals was strong and unemployment rate remained near pandemic lows Container Volume (FEU Basis) 25,000 27,000 29,000 31,000 33,000 35,000 37,000 39,000 41,000 Q1 Q2 Q3 Q4 2021 2022 Note : 4Q21 volume figure includes the benefit of a 53 rd week. (7.1)%

7 Third Quarter 2022 Earnings Conference Call China Service Third Quarter 2022 Performance Container Volume (FEU Basis) 8,000 13,000 18,000 23,000 28,000 33,000 38,000 43,000 48,000 53,000 58,000 Q1 Q2 Q3 Q4 2021 2022 Note : CCX service started in 3Q21 and ended in 3Q22. 4Q21 volume figure includes the benefit of a 53 rd week. • Container volume decreased 15.1% YoY – Lower demand for our CLX, CLX+ and CCX services – One less sailing • Expect lower YoY volume in 4Q22 – No CCX service in 4Q22 (15.1)%

8 Third Quarter 2022 Earnings Conference Call Guam Service Third Quarter 2022 Performance Container Volume (FEU Basis) 3,000 3,500 4,000 4,500 5,000 5,500 6,000 Q1 Q2 Q3 Q4 2021 2022 • Container volume decreased 1.8% YoY primarily due to lower retail - related demand – 3Q22 volume higher than volume achieved in 3Q19 (1.8)%

9 Third Quarter 2022 Earnings Conference Call Alaska Service Third Quarter 2022 Performance • Container volume increased 10.6% YoY – Higher AAX export seafood volume – Higher northbound volume primarily due to higher retail - related demand and volume related to a competitor’s dry - docking – Higher southbound volume primarily due to higher domestic seafood volume Container Volume (FEU Basis) 10,000 12,000 14,000 16,000 18,000 20,000 22,000 24,000 26,000 Q1 Q2 Q3 Q4 2021 2022 Note : 4Q21 volume figure includes the benefit of a 53 rd week. 10.6%

10 Third Quarter 2022 Earnings Conference Call SSAT Joint Venture Third Quarter 2022 Performance Equity in Income of Joint Venture $ 0.0 $ 5.0 $ 10.0 $ 15.0 $ 20.0 $ 25.0 $ 30.0 $ 35.0 $ 40.0 Q1 Q2 Q3 Q4 $ in millions 2021 2022 • Terminal joint venture contribution was $23.4 million; YoY change of $10.4 million – Primarily due to higher other terminal revenue

11 Third Quarter 2022 Earnings Conference Call Matson Logistics Third Quarter 2022 Performance Operating Income $ 0.0 $ 5.0 $ 10.0 $ 15.0 $ 20.0 $ 25.0 Q1 Q2 Q3 Q4 $ in millions 2021 2022 • Operating income of $20.1 million; YoY change of approximately $4.1 million • Higher YoY operating income contributions from all business lines • Benefitted from favorable supply and demand fundamentals in core markets

12 Third Quarter 2022 Earnings Conference Call Financial Results – Summary Income Statement See the Addendum for a reconciliation of GAAP to non - GAAP Financial Metrics. INCOME STATEMENT SUMMARY DATA FEED Year-to-Date Third Quarter YTD Ended 9/30 D D ($ in millions, except per share data) 2022 2021 $ 2022 2021 $ Revenue Ocean Transportation $ 2,911.6 $ 2,106.9 $ 804.7 $ 918.5 $ 863.5 $ 55.0 Logistics 629.8 551.4 78.4 196.3 208.1 (11.8) Total Revenue $ 3,541.4 $ 2,658.3 $ 883.1 $ 1,114.8 $ 1,071.6 $ 43.2 Operating Income Ocean Transportation $ 1,201.4 $ 677.0 $ 524.4 $ 315.2 $ 361.9 ($ 46.7) Logistics 59.6 35.0 24.6 20.1 16.0 4.1 Total Operating Income $ 1,261.0 $ 712.0 $ 549.0 $ 335.3 $ 377.9 ($ 42.6) Interest income 1.3 — 1.3 — Interest expense (14.3) (17.9) (5.0) (5.1) Other income (expense), net 6.3 4.7 2.5 1.8 Income taxes (268.4) (165.9) (68.1) (91.4) Net Income $ 985.9 $ 532.9 $ 453.0 $ 266.0 $ 283.2 ($ 17.2) GAAP EPS, diluted $ 24.65 $ 12.19 $ 12.46 $ 6.89 $ 6.53 $ 0.36 $ 122.5 $ 115.9 $ 6.6 $ 39.6 $ 38.1 $ 1.5 EBITDA $ 1,389.8 $ 832.6 $ 557.2 $ 377.4 $ 417.8 ($ 40.4) Depreciation and Amortization (incl. dry-dock amortization)

13 Third Quarter 2022 Earnings Conference Call Cash Generation and Uses of Cash $ 0.0 $ 200.0 $ 400.0 $ 600.0 $ 800.0 $ 1,000.0 $ 1,200.0 $ 1,400.0 $ 1,600.0 Cash Flow from Operations Paydown of Borrowings, net Maintenance & Other Capex New Vessel Capex (1) Capital Construction Fund Dividends Share Repurchase Other Cash Flows Net Increase in Cash $ in millions Last Twelve Months Ended September 30, 2022 $ 1,503.3 ($ 115.4) ($ 179.1) ($ 565.0) ($ 22.5) ($ 379.5) ($ 26.8) $ 165.5 (1) Includes capitalized interest and owner’s items. ($ 49.5)

14 Third Quarter 2022 Earnings Conference Call Financial Results – Summary Balance Sheet • Total Debt of $538.1 million (1) • Prepaid $50.4 million for all outstanding principal on Prudential Series C - 2 and C - 3 notes See the Addendum for a reconciliation of GAAP to non - GAAP Financial Metrics. (1) Total Debt is presented before any reduction for deferred loan fees as required by GAAP. Debt Levels Share Repurchase • On August 23 rd , announced additional 3 million shares to existing program • 3Q22: ~1.1 million shares repurchased for total cost of $88.4 million • As of September 30 th , ~3.0 million shares remaining in share repurchase program ($ in millions) ASSETS Cash and cash equivalents $ 242.8 $ 282.4 Other current assets 631.7 422.1 Total current assets 874.5 704.5 Investment in SSAT 87.2 58.7 Property and equipment, net 1,907.4 1,878.3 Intangible assets, net 178.0 181.1 Capital Construction Fund (CCF) 565.0 - Goodwill 327.8 327.8 Other long-term assets 519.1 542.7 Total assets $ 4,459.0 $ 3,693.1 LIABILITIES AND SHAREHOLDERS’ EQUITY Current portion of debt $ 57.3 $ 65.0 Other current liabilities 542.6 547.4 Total current liabilities 599.9 612.4 Long-term debt, net of deferred loan fees 461.3 549.7 Other long-term liabilities 1,099.2 863.6 Total long-term liabilities 1,560.5 1,413.3 Total shareholders’ equity 2,298.6 1,667.4 Total liabilities and shareholders’ equity $ 4,459.0 $ 3,693.1 September 30, December 31, 2022 2021

15 Third Quarter 2022 Earnings Conference Call Update on New Vessel and LNG Projects • On November 1 st , signed agreements with Philly Shipyard, Inc. for construction of three new LNG - ready Aloha Class vessels – New vessels for CLX service; will move three existing CLX vessels into Alaska service after new vessels placed into service • Overview of new Aloha Class vessels – LNG - ready; dual - fuel engines – State - of - the - art green technology features and a fuel - efficient hull design – 500 containers of additional capacity per voyage versus existing CLX vessels • Expect the additional capacity to be a meaningful net income, operating income and EBITDA contributor – Vessel deliveries expected in 4Q26, 2Q27 and 4Q27 • Contract cost of ~$1 billion – Made first milestone payment of ~$50 million from the CCF Year Payment 2022 ~$ 50 2023 50 2024 71 2025 351 2026 307 2027 157 2028 10 2029 3 TOTAL ~$ 999 Current Expected Milestone Payments ($ in millions)

16 Third Quarter 2022 Earnings Conference Call Update on New Vessel and LNG Projects (continued) • Three new Aloha Class vessels and LNG projects are important steps towards achieving Matson’s 2030 greenhouse emissions goal – Reduce Scope 1 greenhouse gas emissions from owned fleet by 40% by 2030 using a 2016 baseline • LNG installation projects on Daniel K. Inouye (DKI) and Manukai remain on track – Daniel K. Inouye : current estimated total cost ~$35 million – Manukai : current estimated total cost ~$60 million • Moving forward with LNG installation project on Kaimana Hila (KMH) – Current estimated total cost on KMH is ~$35 million – Currently scheduled to enter dry - dock in 2Q24 and for install work to last ~5 months • Continue to evaluate LNG installation projects on Lurline and Matsonia – If move forward, installations would be in 2024 and 2025 – Current estimated total cost on both Kanaloa Class vessels is ~$85 million

17 Third Quarter 2022 Earnings Conference Call Closing Thoughts • Matson is well - positioned to capitalize on future opportunities in Ocean Transportation and Logistics – Leverage brand and portfolio of essential, high - quality businesses – CLX and CLX+ are the two fastest services in the Transpacific – expect these services to continue to create value over the long - term • While there will always be some degree of uncertainty in the macro environment, we will maintain discipline and stick to our capital allocation strategy – Invest for the long - term to create value for shareholders – Find opportunities to extend the Matson brand and drive organic growth – Look for unique acquisition opportunities that meet our investment criteria – Return capital to shareholders

18 Third Quarter 2022 Earnings Conference Call Appendix

19 Third Quarter 2022 Earnings Conference Call Hawaii Service – Current Business Trends UHERO Projections (2) (1) Source: https://files.hawaii.gov/dbedt/economic/data_reports/mei/2022 - 09 - state.xls (2) Source: https://uhero.hawaii.edu/wp - content/uploads/2022/09/22Q3_Forecast.pdf 2020 2021 2022P 2023P Real GDP (11.1)% 4.6% 4.4% 1.9% Construction Jobs Growth (2.3)% 0.5% (2.9)% 1.3% Population Growth (0.3)% (0.7)% (0.3)% 0.0% Unemployment Rate 12.0% 5.8% 4.2% 4.3% Visitor Arrivals (‘000s) % change 2,708.3 (73.9)% 6,777.0 150.0% 9,201.2 35.9% 9,709.8 5.5% 0 100 200 300 400 500 600 700 800 900 1,000 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% Jan-21 Mar-21 May-21 Jul-21 Sep-21 Nov-21 Jan-22 Mar-22 May-22 Jul-22 Sep-22 Visitor Arrivals (‘000s) Unemployment Rate Unemployment Rate and Visitor Arrivals by Air Unemployment Rate (not seasonally adjusted) (1) Visitor Arrivals by Air (1) Select Hawaii Economic Indicators

20 Third Quarter 2022 Earnings Conference Call Appendix – Non - GAAP Measures Matson reports financial results in accordance with U.S. generally accepted accounting principles ( “ GAAP ” ). The Company also considers other non - GAAP measures to evaluate performance, make day - to - day operating decisions, help investors understand our ability to incur a nd service debt and to make capital expenditures, and to understand period - over - period operating results separate and apart from items that may, or could, have a disproportional positive or negative impact on results in any particular period. These non - GAAP measures include, but are not limited to, Earnings Before Interest, Income Taxes, Depreciation and Amortization ( “ EBITDA ” ).